UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☒ Filed by the Registrant	☐ Filed by a Party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §.240.14a-12

The RMR Group Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! INVESTOR RELATIONS THE RMR GROUP INC. 255 WASHINGTON STREET, SUITE 300 NEWTON, MASSACHUSETTS 02458 THE RMR GROUP INC. 2024 Annual Meeting Vote by March 26, 2024 11:59 P.M. ET You invested in THE RMR GROUP INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on March 27, 2024. Vote Virtually at the Meeting* March 27, 2024 9:30 a.m., Eastern Time Virtually at: https://www.virtualshareholdermeeting.com/RMR2024 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.2 For complete information and to vote, visit www.ProxyVote.com Control # V27699-P02309 Get informed before you vote View the Notice of Annual Meeting, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to March 13, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote on these important matters. Vote at www.ProxyVote.com Voting Items Board Recommends V27700-P02309 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. 1. Election of Directors. Nominees: Rosen Plevneliev Jennifer B. Clark Adam D. Portnoy Ann Logan Jonathan Veitch Walter C. Watkins, Jr. 2. Advisory vote to approve executive compensation. 3. Ratification of the appointment of Deloitte & Touche LLP as independent auditors to serve for the 2024 fiscal year. For For For For For For For For